________________________________________________________________________________
________________________________________________________________________________

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                              CHIC BY H.I.S, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        .......................................................................

    (2) Aggregate number of securities to which transaction applies:

        .......................................................................

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

        .......................................................................

    (4) Proposed maximum aggregate value of transaction:

        .......................................................................

    (5) Total fee paid:

        .......................................................................

[ ] Fee paid previously with preliminary materials.

    ...........................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

        .......................................................................

    (2) Form, Schedule or Registration Statement No.:

        .......................................................................

    (3) Filing Party:

        .......................................................................

    (4) Date Filed:

        .......................................................................

________________________________________________________________________________
________________________________________________________________________________

                              CHIC BY H.I.S, INC.

                                                                    May 12, 2000

Dear Stockholder:

    On behalf of the Board of Directors, I wish to extend to you a cordial invitation to attend the Special Meeting of Stockholders of Chic By H.I.S, Inc., which will be held at 10:00 a.m., Eastern Standard Time, on June 2, 2000 at Proskauer Rose LLP, 1585 Broadway, New York, New York, 25th floor.

    At the Special Meeting, the stockholders will be asked to approve an amendment to the Company's certificate of incorporation to change the name of the Company from 'Chic By H.I.S, Inc.' to 'Durango Apparel Inc.' and to transact such other business as may properly come before such meeting or any adjournment or adjournments thereof.

    I hope you will use this opportunity to take an active part in the affairs of your Company by voting on the business to come before the Special Meeting either by executing and returning the enclosed proxy or by casting your vote in person at the Special Meeting.

    It is important that your shares be represented at the Special Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Special Meeting, you may revoke your proxy and vote in person.

    Thank you.

                                    Sincerely,

                                    DANIEL RUBIN
                                    Co-Chairman of the Board and
                                    Chief Executive Officer

                              CHIC BY H.I.S, INC.
                                 1372 BROADWAY
                            NEW YORK, NEW YORK 10018

                       ---------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 2, 2000

                       ---------------------------------

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Chic By H.I.S, Inc. (the 'Company') will be held on June 2, 2000 at 10:00 a.m., Eastern Standard Time, at Proskauer Rose LLP, 1585 Broadway, New York, New York,
25th Floor (the 'Special Meeting'), for the following purposes:

        1. To approve an amendment to the Company's certificate of incorporation to change the name of the Company from 'Chic By H.I.S, Inc.' to 'Durango Apparel Inc.'; and

        2. To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on May 1, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment or adjournments thereof.

    For the ten-day period immediately prior to the Special Meeting, a list of stockholders entitled to vote at the Special Meeting will be available for inspection at the offices of the Company, located at 1372 Broadway, New York, New York, for such purposes as are set forth in the General Corporation Law of the State of Delaware.

                                          By Order of the Board of Directors

                                          DANIEL RUBIN
                                          Chief Executive Officer

May 12, 2000

                                   IMPORTANT
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL BE REVOCABLE, EITHER IN WRITING OR BY VOTING IN PERSON AT THE SPECIAL MEETING, AT ANY TIME BEFORE ITS EXERCISE.

                              CHIC BY H.I.S, INC.
                                 1372 BROADWAY
                            NEW YORK, NEW YORK 10018

                           --------------------------
                                PROXY STATEMENT
                           --------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished by the Board of Directors (the 'Board of Directors' or the 'Board') of Chic By H.I.S, Inc. (the 'Company') in connection with the solicitation by the Board of Directors of proxies to be voted at the Company's Special Meeting of Stockholders to be held on June 2, 2000 at
10:00 a.m., Eastern Standard Time, at Proskauer Rose LLP, 1585 Broadway, New York, New York, 25th Floor and at any adjournment or adjournments thereof (the 'Special Meeting'), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 12, 2000.

                            VOTING AT ANNUAL MEETING

GENERAL

    The Board of Directors has fixed the close of business on May 1, 2000 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were issued and outstanding 9,870,793 shares of the Company's common stock, par value $.01 per share (the 'Common Stock'). The holders of record on the Record Date of shares of Common Stock entitled to be voted at the Special Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Special Meeting. Accordingly, a total of 9,870,793 votes are entitled to be cast on each matter submitted to a vote at the Special Meeting. A majority of such votes, present in person or represented by proxy at the Special Meeting, will constitute a quorum for the transaction of business at the Special Meeting.

PROXIES

    Shares of Common Stock which are entitled to be voted at the Special Meeting and which are represented by properly executed proxies and received in time for the Special Meeting will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted FOR approval of the amendment to the Company's certificate of incorporation to change the name of the Company from 'Chic By H.I.S, Inc.' to 'Durango Apparel Inc.' and in the discretion of the proxy holder as to any other matters which may properly come before the Special Meeting. A stockholder who has executed and returned a proxy may revoke it at any time before it is voted at the Special Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company bearing a date later than the proxy or by attending the Special Meeting and voting in person. Shares as to which a broker indicates it has no discretion to vote, and which are not voted, will be considered not present at the Special Meeting for the purpose of determining the presence of a quorum and as unvoted for approving the amendment to the Company's certificate of incorporation. Brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds shares as executor, administrator, guardian, trustee or similar representative or fiduciary capacity with authority to vote, or (ii) the broker is acting pursuant to the rules of any national securities exchange to which the broker is also a member. Proxies marked as abstaining on any matter to be acted on by the stockholders will be treated as present at the Special Meeting for the purpose of determining the presence of a quorum but will not be counted as votes cast on such matters. The votes of stockholders present in person or represented by proxy at the Special Meeting will be tabulated by an inspector of elections appointed by the Company.

The inspector's duties include determining the number of shares represented at the Special Meeting, counting all votes and ballots and certifying the determination of the number of shares represented and the outcome of the balloting.

    The Company will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Company, without additional compensation, may solicit proxies personally or by telephone or telecopy. Arrangements will be made with brokerage firms, banks or other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Company will reimburse such brokerage firms, banks, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

VOTE REQUIRED

    The affirmative vote of a majority of the shares of Common Stock outstanding is required to approve the amendment to the Company's certificate of incorporation. For purposes of determining whether a proposal has received the affirmative vote of a majority of the shares of Common Stock outstanding, where a stockholder abstains from voting or in instances where brokers are prohibited from exercising or choose not to exercise discretionary authority for beneficial owners who have not provided voting instructions, those shares of Common Stock will have the same practical effect as a vote against the proposal.

           AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
              CHANGE THE COMPANY'S NAME TO 'DURANGO APPAREL INC.'
                                  (PROPOSAL 1)

    On April 4, 2000, the Company, Henry I. Siegel Company, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Chic By H.I.S. Licensing Corporation, a Delaware corporation and indirect wholly owned subsidiary of the Company and VF Corporation, a Pennsylvania corporation ('VF') entered into a Purchase Agreement, pursuant to which VF purchased the global trademark rights to the Chic brand name, and Chic agreed to change its name.

    The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Company's certificate of incorporation changing the name of the Company from 'Chic By H.I.S, Inc.' to 'Durango Apparel Inc.' The full text of the proposed certificate of amendment of the Company's certificate of incorporation is included as Exhibit A.

    Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of the Company, all new stock certificates issued by the Company will be over-printed with the Company's new name.

    The Board of Directors has determined that this proposal is in the best interests of the Company and its stockholders and recommends that you vote 'FOR' this proposal.

                                 OTHER BUSINESS

    As of the date of this Proxy Statement, the Board of Directors of the Company is not aware of any matters that will be presented for action at the Special Meeting other than those described above. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxy will be voted thereon in the discretion of the persons named as proxies.

                                          By Order of the Board of Directors

                                          DANIEL RUBIN
                                          Chief Executive Officer

May 12, 2000

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                              CHIC BY H.I.S, INC.

                     PURSUANT TO SECTION 242 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

    It is hereby certified that:

        1. Chic By H.I.S, Inc. (the 'Corporation') is a corporation formed under the laws of the State of Delaware, and its certificate of incorporation was filed in the office of the Secretary of State on December 2, 1988.

        2. The certificate of incorporation is hereby amended by deleting the existing Article FIRST and replacing it in its entirety with the following amendment:

           'FIRST: The name of the corporation is Durango Apparel Inc.'

        3. This amendment to the certificate of incorporation has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        The undersigned has signed this certificate on June   , 2000.

                                          .....................................
                                          DANIEL RUBIN
                                          CHIEF EXECUTIVE OFFICER

                                   APPENDIX 1

                                   PROXY CARD

                              CHIC BY H.I.S, INC.
                        SPECIAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder of Chic By H.I.S, Inc. ('Chic') hereby revokes all previous proxies, acknowledges receipt of the notice of special meeting of stockholders to be held on Friday, June 2, 2000, and the related proxy statement, and appoints Daniel Rubin and Arnold Amster, and each of them, as proxies of the undersigned, with full power of substitution to vote all shares of Chic's common stock that the undersigned is entitled to vote at a special meeting of stockholders to be held at Proskauer Rose LLP, 1585 Broadway, 25th Floor, New York, New York, on June 2, 2000, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof. The shares represented by the proxy may only be voted in the manner specified below.

   1. To approve an amendment to Chic's certificate of incorporation to change the name of Chic from 'Chic By H.I.S, Inc.' to 'Durango Apparel Inc.'

                  FOR [ ]       AGAINST [ ]       ABSTAIN [ ]

   2. To transact such other business as may properly come before the special meeting and any adjournment or adjournments thereof.

      THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE 'FOR' THE ABOVE PROPOSAL.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IN THE ABSENCE OF DIRECTION FOR THE ABOVE PROPOSAL, THIS PROXY WILL BE VOTED 'FOR' THAT PROPOSAL.

                         (continued on the other side)

 PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

   Please print the shareholder name exactly as it appears on this proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.

                                 Dated:                                  , 2000
                                        ---------------------------------

                                 ----------------------------------------------
                                                   (Print Name)

                                 ----------------------------------------------
                                              (Authorized Signature)

                                 I plan to attend the special meeting in person:

                                               Yes [ ]       No [ ]